                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 9, 1996


                               WEEKS CORPORATION
             (Exact name of registrant as specified in its charter)


       Georgia                     011-13254                    58-1525322
       -------                     ---------                    ----------
(State of Incorporation)    (Commission File Number)          (IRS Employer
                                                            Identification No.)


                    4497 Park Drive, Norcross, Georgia 30093
                    ----------------------------------------
          (Address of principal executive offices, including zip code)


                                 (770)923-4076
                                 -------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On August 9, 1996, Weeks Realty, L.P. (the "Operating Partnership"), a Georgia partnership owned 81.3% by Weeks Corporation (the "Company") acquired 12 industrial properties in Atlanta, Georgia for $31.0 million, including closing costs and acquisition expenses. The purchase price was determined through arm's length negotiations between the Operating Partnership and Principal Mutual Life Insurance Company ("Principal") after an evaluation of the properties' physical condition, lease characteristics, operating expense rates and future capital improvement needs. The acquisition was financed through borrowings of approximately $31.0 million under the Operating Partnership's line of credit facility with Wachovia Bank of Georgia, N.A. The acquisition was consummated pursuant to the Real Estate Purchase and Sale Agreement dated May 28, 1996, by and between the Operating Partnership and Principal.

The 12 properties total 626,527 square feet of leasable space, with ten of the properties located in the northeast submarket and two buildings located in the northwest submarket of Atlanta, Georgia. Six of the properties are multi-tenant business distribution buildings and six of the properties are multi-tenant business service buildings. The properties were constructed between 1983 and 1986. The properties are leased to a number of tenants and were 100% occupied at August 9, 1996. The Operating Partnership expects to continue to operate the properties as business distribution and business service buildings held for lease to tenants.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     The financial statements required by this Item 7(a) are not currently available. Such financial statements will be filed as soon as practicable and in no event later than 60 days after the date that this Current Report is required to be filed.

(b)  Pro Forma Financial Information

     The pro forma financial information required by this Item 7(b) is not currently available. Such pro forma financial information will be filed as soon as practicable and in no event later than 60 days after the date that this Current Report is required to be filed.

(c)  Exhibits

2.1 Real Estate Purchase and Sale Agreement by and between Principal Mutual Life Insurance Company and Weeks Realty, L.P., dated May 28, 1996. The Exhibits and Schedules to this Agreement are listed in, but not filed with, this exhibit. Such Exhibits and Schedules have been omitted for purposes of this filing, but will be furnished to the Commission supplementally upon request.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WEEKS CORPORATION
                                       Registrant


Date:  August 21, 1996                 /s/ David P. Stockert
                                      ----------------------------------
                                      David P. Stockert
                                      Senior Vice President and
                                      Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit         Description                                    Page
- -------         -----------                                    ----

   2.1          Real Estate Purchase and Sale Agreement by       5
                and between Principal Mutual Life Insurance
                Company and Weeks Realty, L.P., dated May
                28, 1996.  The Exhibits and Schedules to
                this Agreement are listed in, but not filed
                with, this exhibit.  Such Exhibits and
                Schedules have been omitted for purposes of
                this filing, but will be furnished to the
                Commission supplementally upon request.